UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

ARVANA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30695	87-0618509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Main Street, 13th Floor, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (801) 232-7395

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check number if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2022, Arvana Inc. (“Company”) entered into a Business Purchase Agreement (“Agreement”) with LCF Salons, LLC. (“LCF”) to acquire Down 2 Fish Charters, LLC. (“Down2Fish).

Down2Fish operates a licensed fishing charter business that offers a range of curated maritime adventures that include inshore, offshore, and custom charters for fishing enthusiasts, nature lovers, snorkeling devotees, and dive masters. The business is operated from a private dock in Palmetto, Florida that services the Tampa area including St Petersburg, Venice, Sarasota, and Clearwater. Down2Fish generates most of its revenue from the sale and provision of charter boat services from two well equipped modern vessels.

The Agreement will cause the Company to acquire Down2Fish as a wholly owned subsidiary in exchange for fifty thousand dollars ($50,000), and a promissory note in the amount of seven hundred thousand dollars ($700,000) payable twenty-four (24) months after the closing date that bears interest of seven and one quarter percent (7¼ %) per annum. Further, the Agreement contains those representations, warranties, and covenants of the Company and Down2Fish customary in scope for a transaction of this nature which include the satisfactory completion of due diligence and the compilation of financial statements for all operations relating to Down2Fish prepared in accordance with U.S. GAAP.

The Company and LCF anticipate that the Agreement will close in the first quarter of next year.

Item 7.01 Regulation FD Disclosure

On November 16, 2022, in connection with the Agreement with LCF to acquire Down2Fish, the Company issued a press release. The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K (“Current Report”) is incorporated by reference into this Item 7.01.

The information contained in Items 1.01 and 7.01 of this Current Report and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Business Purchase Agreement
99.1	Press Release – Arvana to Acquire Florida Based Fishing Charter Business

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arvana, Inc.

Date: November 16, 2022	By: /s/ Ruairidh Campbell
Name: Ruairidh Campbell
Title: Chief Executive Officer

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